EXHIBIT 21

                                   Entity Name

 Amcell - Tel, Inc.

 Amcell Holding Corp.

 Amcell of Atlantic City, Inc.

 Amcell of Cumberland County, Inc.

 Amcell of Hunterdon, Inc.

 Amcell of Ocean County, Inc.

 Amcell of Pennsylvania Holdings, Inc.

 Amcell of Trenton, Inc.

 Amcell of Vineland Holdings, Inc.

 American Cellular Network Corp.

 American Cellular Network Corp. of Delaware

 American Cellular Network Corp. of Maryland

 American Cellular Network Corp. of Pennsylvania

 At Home Entertainment, Inc.

 Aurora/Elgin Cellular Telephone Company, Inc.

 AWACS Financial Corporation

 AWACS Garden State, Inc.

 AWACS Investment Holdings, Inc.

 AWACS Purchasing Corporation

 AWACS, Inc.

 Box Office Enterprises, Inc.

 Cable Enterprises, Inc.

 Cable Management of Detroit

 Cable Shopping Mall, Inc.

 Cablevision Investment of Detroit, Inc.
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 California Ad Sales, Inc.

 Cell South of New Jersey, Inc.

 CID Transaction Co.

 Classic Services,  Inc.

 Clinton Cable TV Investors, Inc.

 Coastal Cable TV, Inc.

 COM Indiana, Inc.

 COM Indianapolis, Inc.

 COM Inkster, Inc.

 COM Maryland, Inc.

 COM MH, Inc.

 COM Philadelphia, Inc.

 COM Telephony Services, Inc.

 Comcast Argentina, Inc.

 Comcast Australia, Inc.

 Comcast Brazil, Inc.

 Comcast Cable Communications, Inc.

 Comcast Cable Communications, Inc.

 Comcast Cable Guide, Inc.

 Comcast Cable Investors, Inc.

 Comcast Cable of Indiana, Inc.

 Comcast Cable of Maryland, Inc.

 Comcast Cable Tri-Holdings, Inc.

 Comcast CablePhone, Inc.

 Comcast Cablevision Corporation of Alabama
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 Comcast Cablevision Corporation of California

 Comcast Cablevision Corporation of Connecticut

 Comcast Cablevision Corporation of Florida

 Comcast Cablevision Corporation of the Southeast

 Comcast Cablevision Investment Corporation

 Comcast Cablevision of Arkansas, Inc.

 Comcast Cablevision of Birmingham, Inc.

 Comcast Cablevision of Boca Raton, Inc.

 Comcast Cablevision of Broward County, Inc.

 Comcast Cablevision of Bryant, Inc.

 Comcast Cablevision of Burlington County, Inc.

 Comcast Cablevision of Cambridge, Inc.

 Comcast Cablevision of Carolina, Inc.

 Comcast Cablevision of Central New Jersey, Inc.

 Comcast Cablevision of Chesterfield County, Inc.

 Comcast Cablevision of Clinton

 Comcast Cablevision of Clinton, Inc.

 Comcast Cablevision of Clinton, Inc.

 Comcast Cablevision of Danbury, Inc.

 Comcast Cablevision of Delmarva, Inc.

 Comcast Cablevision of Detroit

 Comcast Cablevision of Detroit, Inc.

 Comcast Cablevision of Dothan, Inc.

 Comcast Cablevision of Flint, Inc.

 Comcast Cablevision of Fontana, Inc.
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 Comcast Cablevision of Fort Wayne Limited Partnership

 Comcast Cablevision of Gadsden, Inc.

 Comcast Cablevision of Garden State, Inc.

 Comcast Cablevision of Gloucester County, Inc.

 Comcast Cablevision of Grosse Pointe, Inc.

 Comcast Cablevision of Groton, Inc.

 Comcast Cablevision of Hallandale, Inc.

 Comcast Cablevision of Harford County, Inc.

 Comcast Cablevision of Hopewell Valley, Inc.

 Comcast Cablevision of Huntsville, Inc.

 Comcast Cablevision of Indianapolis, Inc.

 Comcast Cablevision of Indianapolis, L.P.

 Comcast Cablevision of Inkster Limited Partnership

 Comcast Cablevision of Inland Valley, Inc.

 Comcast Cablevision of Jersey City, Inc.

 Comcast Cablevision of Laurel, Inc.

 Comcast Cablevision of Lawrence, Inc.

 Comcast Cablevision of Little Rock, Inc.

 Comcast Cablevision of Lompoc, Inc.

 Comcast Cablevision of London, Inc.

 Comcast Cablevision of Lower Merion, Inc.

 Comcast Cablevision of Macomb County, Inc.

 Comcast Cablevision of Macomb, Inc.

 Comcast Cablevision of Marianna, Inc.

 Comcast Cablevision of Maryland Limited Partnership
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 Comcast Cablevision of Mercer County, Inc.

 Comcast Cablevision of Meridian, Inc.

 Comcast Cablevision of Middletown, Inc.

 Comcast Cablevision of Mobile, Inc.

 Comcast Cablevision of Monmouth County, Inc.

 Comcast Cablevision of Mt. Clemens

 Comcast Cablevision of Mt. Clemens, Inc.

 Comcast Cablevision of New Haven, Inc.

 Comcast Cablevision of New Haven, Inc.

 Comcast Cablevision of New Jersey, Inc.

 Comcast Cablevision of Newport Beach, Inc.

 Comcast Cablevision of North Orange, Inc.

 Comcast Cablevision of Northwest New Jersey, Inc.

 Comcast Cablevision of Oakland County, Inc.

 Comcast Cablevision of Ocean County, Inc.

 Comcast Cablevision of Paducah, Inc.

 Comcast Cablevision of Panama City, Inc.

 Comcast Cablevision of Perry, Inc.

 Comcast Cablevision of Philadelphia, Inc.

 Comcast Cablevision of Philadelphia, L.P.

 Comcast Cablevision of Plainfield, Inc.

 Comcast Cablevision of Quincy, Inc.

 Comcast Cablevision of San Bernardino, Inc.

 Comcast Cablevision of Santa Ana, Inc.

 Comcast Cablevision of Santa Maria, Inc.
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 Comcast Cablevision of Seal Beach, Inc.

 Comcast Cablevision of Shelby, Inc.

 Comcast Cablevision of Simi Valley, Inc.

 Comcast Cablevision of Southeast Michigan, Inc.

 Comcast Cablevision of Sterling Heights, Inc.

 Comcast Cablevision of Tallahassee, Inc.

 Comcast Cablevision of Taylor, Inc.

 Comcast Cablevision of the Meadowlands, Inc.

 Comcast Cablevision of the Shoals, Inc.

 Comcast Cablevision of Tupelo, Inc.

 Comcast Cablevision of Tuscaloosa, Inc.

 Comcast Cablevision of Utica, Inc.

 Comcast Cablevision of Warren

 Comcast Cablevision of Warren, Inc.

 Comcast Cablevision of West Florida, Inc.

 Comcast Cablevision of West Palm Beach, Inc.

 Comcast Cablevision of Westmoreland, Inc.

 Comcast Cablevision of Willow Grove, Inc.

 Comcast CAP of Philadelphia Holdings, Inc.

 Comcast CAP of Philadelphia, Inc.

 Comcast Cellular Communications, Inc.

 Comcast Cellular Corporation

 Comcast Cellular Holding Company, Inc.

 Comcast Cellular Management, Inc.

 Comcast Cellular Partnership Holding Company, Inc.
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 Comcast Central Europe, Inc.

 Comcast Central NJ Holding Company Inc.

 Comcast Communications Properties, Inc.

 Comcast Consulting Company, Inc.

 Comcast Content and Communication Corporation

 Comcast Crystalvision, Inc.

 Comcast Darlington Limited

 Comcast DBS, Inc.

 Comcast DC Radio, Inc.

 Comcast Delaware Services, Inc.

 Comcast Directory Assistance Partnership

 Comcast Directory Services, Inc.

 Comcast do Brasil S/C Ltda.

 Comcast Europe Holdings, Inc.

 Comcast FCI, Inc.

 Comcast Financial Agency Corporation

 Comcast Financial Corporation

 Comcast France Holdings, Inc.

 Comcast Funding, Inc.

 Comcast FW, Inc.

 Comcast Garden State, Inc.

 Comcast Heritage, Inc.

 Comcast Holdings, Inc.

 Comcast IAP, Inc.

 Comcast International Holdings, Inc.
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 Comcast International Programming, Inc.

 Comcast Investment Holdings, Inc.

 Comcast ISD, Inc.

 Comcast Learning Ventures, Inc.

 Comcast Management Corporation

 Comcast Merger, Inc.

 Comcast Mexico, Inc.

 Comcast MH Holdings, Inc.

 Comcast MHCP Holdings, L.L.C.

 Comcast MHCP, Inc.

 Comcast Michigan Holdings, Inc.

 Comcast Midwest Management, Inc.

 Comcast MLP Partner, Inc.

 Comcast Multicable Media, Inc.

 Comcast Network Communciations of Connecticut, Inc.

 Comcast Network Communications of South Florida, Inc.

 Comcast Network Communications of Southeast Michigan, Inc.

 Comcast Network Communications of Southern California, Inc.

 Comcast Network Communications of Southern New Jersey, Inc.

 Comcast Network Communications, Inc.

 Comcast PC Communications, Inc.

 Comcast PCS Communications, Inc.

 Comcast Prism, Inc.

 Comcast Programming Holdings, Inc.

 Comcast Programming Ventures, Inc.
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 Comcast PTK, Inc.

 Comcast Publishing Holdings Corporation

 Comcast Publishing Holdings Financial Corporation

 Comcast QVC, Inc.

 Comcast Real Estate Holdings of Alabama, Inc.

 Comcast Real Estate Holdings, Inc.

 Comcast RSA, Inc.

 Comcast RVC, Inc.

 Comcast RVC, Limited

 Comcast Satellite Communications California, Inc.

 Comcast Satellite Communications Mid-Atlantic, Inc.

 Comcast Satellite Communications Midwest, Inc.

 Comcast Satellite Communications Northeast, Inc.

 Comcast Satellite Communications South Central, Inc.

 Comcast Satellite Communications Southeast, Inc.

 Comcast Satellite Communications, Inc.

 Comcast Sound Communications, Inc.

 Comcast Sound Communications, Inc.

 Comcast Storer Finance Sub, Inc.

 Comcast Storer, Inc.

 Comcast Technology, Inc.

 Comcast Teesside Limited

 Comcast Telephony Communications, Inc.

 Comcast Telephony Services

 Comcast Telephony Services II, Inc.
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 Comcast Telephony Services, Inc.

 Comcast Teleport Partners, Inc.

 Comcast Teleport, Inc.

 Comcast TM, Inc.

 Comcast U.K. Consulting, Inc.

 Comcast U.K. Holdings, Inc.

 Comcast UK Cable Partners Consulting, Inc.

 Comcast UK Cable Partners Limited

 Comcast UK Programming Limited

 Comcast Venezuela PCS, Inc.

 CSNJ Merger Co., Inc.

 CVN Companies, Inc.

 CVN Direct Marketing Corp.

 CVN Distribution Co., Inc.

 CVN Management, Inc.

 CVN Michigan, Inc.

 DCCS S.A.

 Deonica S.A.

 Diamonique (Pennsylvania) Corporation

 Diamonique Corporation

 Dinara S.A.

 East Rutherford Realty, Inc.

 Eastern TeleLogic Corporation

 First Television Corporation

 Florida Telecommunications Services, Inc.
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 Hebcom Enterprises, Inc.

 Joliet Cellular Telephone Company, Inc.

 Liberty City Funding Corporation

 Long Branch Cellular Telephone Company

 M H Lightnet Inc.

 Mobile Enterprises, Inc.

 Mt. Clemens Cable TV Investors, Inc.

 Multicast do Brazil S.A.

 Multiview Cable Corporation

 New Brunswick Cellular Telephone Company

 New England Microwave, Inc.

 New Hope Cable TV, Inc.

 Ocean County Cellular Telephone Company

 Philadelphia Cable Investment Corporation

 Q2 Inc.

 QDirect Ventures, Inc.

 QExhibits, Inc.

 QFlight, Inc.

 QVC

 QVC - QRT, Inc.

 QVC Britain

 QVC Britain I, Inc.

 QVC Britain II, Inc.

 QVC Britain III, Inc.

 QVC Chesapeake, Inc.
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 QVC de Mexico

 QVC Delaware, Inc.

 QVC Holdings, Inc.

 QVC International, Inc.

 QVC Local, Inc.

 QVC Mexico II, Inc.

 QVC Mexico III, Inc.

 QVC Mexico, Inc.

 QVC Network of Colorado, Inc.

 QVC of Thailand, Inc.

 QVC Realty, Inc.

 QVC San Antonio, Inc.

 QVC, Inc.

 SCI 11, Inc.

 SCI 34, Inc.

 SCI 36, Inc.

 SCI 37, Inc.

 SCI 38, Inc.

 SCI 39, Inc.

 SCI 44, Inc.

 SCI 48, Inc.

 SCI 55, Inc.

 Selkirk Communications (Delaware) Corporation

 Selkirk Systems, Inc.

 Storer Administration, Inc.
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 Storer Broadcast Finance Corp.

 Storer Cable Advertising Sales, Inc.

 Storer Cable TV of Radnor, Inc.

 Storer Communications, Inc.

 Storer Disbursements, Inc.

 Storer Finance Corp.

 Vineland Cellular Telephone Company, Inc.

 Westmoreland Financial Corporation

 Wilmington Cellular Telephone Company